Exhibit 10.2(D)

THIRD AMENDMENT

TO AMENDED AND RESTATED LEASE AGREEMENT

This Third Amendment to that certain Amended and Restated Lease Agreement (the “Third Amendment”) is entered into effective as of March 4, 2010, between GREENVILLE MARINE CORPORATION (“Lessor”) and GREENVILLE RIVERBOAT, LLC (“Lessee”). Lessor and Lessee may hereinafter be referred to individually as a “Party” or collectively as the “Parties.”

WHEREAS, Lessor and Rainbow Entertainment, Inc. (“Rainbow”) entered into an Amended and Restated Lease Agreement as of January 20, 1995 (the “Lease Agreement”), pursuant to which Rainbow leased from Lessor certain real property and improvements thereon (the “Premises”);

WHEREAS, by Assignment and Assumption of Lease as of October 24, 1995, Rainbow assigned all of its rights, title and interest in and to the Lease Agreement to Lessee;

WHEREAS, effective as of October 26, 1995, the Parties entered into that First Amendment to Amended and Restated Lease Agreement;

WHEREAS, effective as of July 1, 2003, the Parties entered into that Second Amendment to Amended and Restated Lease Agreement; and

WHEREAS, the Parties desire to further amend the Lease Agreement, as previously amended, as set forth in this Third Amendment.

NOW, THEREFORE, for and in consideration of the mutual covenants and set forth herein and in the Lease Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties agree that the Lease Agreement is further amended as follows:

1.             Prior Sublease.  The Parties acknowledge that in accordance with Section 5.3 of the Lease Agreement, Lessee subleased to Sargasso Corporation a portion of the Premises (the “Subparcel”); pursuant to the terms of that certain Sublease Agreement dated as of June 26, 1996 (the “Sublease”, and that pursuant to the terms of that certain Restaurant Lease as of September 26, 2007 (the “Restaurant Lease”), Sargasso Corporation sub-subleased a portion of the Subparcel to Lessee.  The Parties further acknowledge that Lessee and Sargasso Corporation terminated both the Sublease and the Restaurant Lease as of December 31, 2009; and Lessor, to the extent required, consents to such termination.  The Parties further agree that Section 5.3 of the Lease Agreement is hereby deleted in its entirety.

2.             Notice.  Section 25 of the Lease Agreement is hereby amended and restated in its entirety as follows:

Section 25.  Notice.  Any notice or request to be given or furnished under the Lease Agreement by either Party to the other Party shall be in writing and shall be delivered personally or sent via facsimile transmission or registered or certified mail, postage prepaid, or by prepaid overnight delivery service, at the addresses or facsimile numbers listed below.  A notice or request shall be deemed to be given (i) when personally delivered, (ii) when sent by facsimile transmission, (iii) at the time of delivery as indicated by the duly completed U.S. Postal Service return receipt, or (iv) at the time of package pickup or receipt as indicated on the records of or the certificates provided by the overnight delivery service, as applicable.

If to Lessor, to:

Mr. D. John Nichols, President

Greenville Marine Corporation

2219 Harbor Front Road (if by personal delivery or overnight delivery service)

Greenville, MS  38701

Post Office Box 539 (if by registered or certified mail)

Greenville, MS 38702-0539

Facsimile number:  662-332-1010

With a copy to:

Robert N. Warrington, Esquire

Campbell DeLong, LLP

P.O. Box 1856

932 Washington Avenue

Greenville, MS 38702-1856

Facsimile number:  662-334-6407

If to Lessee, to:

Scott C. Butera, President and Chief Executive Officer

Greenville Riverboat, LLC

c/o Tropicana Entertainment Holdings, LLC

3930 Howard Hughes Parkway, Fourth Floor

Las Vegas, NV 89169

Facsimile number:  702-473-2697

With a copy to:

Scott E. Andress, Esquire

Balch & Bingham LLP

401 E. Capitol Street, Suite 200

Jackson, MS 39201

Facsimile number:  601-961-4466

2.  Renewal.  The Lessor acknowledges that the Lessee exercised its right to renew the Lease Agreement for another five (5) year period beginning on July 1, 2009 and ending on June 30, 2014.

3.  Conflicting Provisions.  In the event of any conflict between the terms of this Third Amendment and any other provision of the Lease Agreement, as previously amended, the terms of the Third Amendment shall be deemed to control.

4.  Remainder of Lease Agreement Unchanged.  The Parties agree that except as set forth in the Third Amendment, the Lease Agreement, as previously amended, shall remain in full force and effect.

5.  Counterparts.  The Parties agrees that this Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one document.

IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be executed and delivered by their duly authorized representatives as of the day and year first written above.

GREENVILLE MARINE CORPORATION

/s/ D. John Nichols
By:	D. John Nichols
Its:	President

GREENVILLE RIVERBOAT, LLC

By:	Tropicana Entertainment Holdings, LLC, its
Manager

By:	/s/ Scott Butera
Its:	CEO and President